UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 8, 2012

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

To the extent required by Item 1.01 of Form 8-K, the disclosures included under Item 5.02 of this Current Report are incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2012, WebMD Health Corp. (which we refer to as the “Company” or the “Registrant”) entered into a Director Appointment Agreement (which we refer to as the “Agreement”) with Barberry Corp., Beckton Corp., Icahn Capital LP, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Icahn Offshore LP, Icahn Onshore LP, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, IPH GP LLC, High River Limited Partnership, Hopper Investments LLC, Carl C. Icahn, Brett Icahn and David Schechter (together, the “Icahn Group”).

The Agreement provides, among other things, that effective as of the date of the Company’s 2012 Annual Meeting of Stockholders, (i) the size of the Board of Directors of the Company (the “Board”) will be increased from 11 to 12 directors and (ii) David Schechter (or his replacement, the “Icahn Suggested Nominee”) will be appointed to the Board as a Class II director (with a term expiring at the Company’s 2013 Annual Meeting of Stockholders). As previously disclosed, the Company’s 2012 Annual Meeting of Stockholders is scheduled for July 24, 2012.

Effective June 15, 2012, Cavan M. Redmond will resign as a member of Class II of the Board and, immediately thereafter, be reappointed by the Board as a Board member in Class III (with a term expiring at the Company’s 2014 Annual Meeting of Stockholders). This change is being made, in accordance with the Delaware General Corporation Law and the Company’s Restated Certificate of Incorporation, in order to provide for even distribution of directors among the Board’s three classes of directors following the subsequent appointment of the Icahn Suggested Nominee as a Class II director. For all purposes other than implementation of the change to Class III, Mr. Redmond’s service on the Board will be deemed to have continued uninterrupted and Mr. Redmond will continue to serve on the Executive Committee of the Board.

The Agreement also provides that, among other things, until the earliest of (i) the conclusion of the Company’s 2013 Annual Meeting of Stockholders, (ii) the date on which the Icahn Group delivers to the Secretary of the Company, in accordance with the advance notice provision in the Company’s Amended and Restated By-laws (which period will end no less than 60 days prior to the 2013 Annual Meeting), notice of any director nominations or any other proposal to be brought before the Company’s 2013 Annual Meeting of Stockholders, and (iii) the date of the resignation of the Icahn Suggested Nominee, the Icahn Group and its affiliates shall not:

•

solicit proxies or written consents of stockholders, conduct any other type of referendum with respect to the Company’s securities, or become a participant or assist any third party in any solicitation of any proxy, consent or other authority;

•	encourage, advise or influence any other person with respect to the giving or withholding of any proxy, consent or other authority;

•	form or join in a partnership, limited partnership, syndicate or other group with respect to the Company’s securities;

•

present any proposal for consideration for action by stockholders, make a request for a list of the Company’s stockholders, propose any nominee for election to the Board, or seek to place a representative on the Board or seek the removal of any director (other than the Icahn Suggested Nominee) from the Board;

•

grant any proxy, consent or other authority to vote with respect to any matters or deposit any of the Company’s securities held by the Icahn Group or its affiliates in a voting trust or subject them to a voting agreement or other arrangement of similar effect;

•	make any request under Section 220 of the Delaware General Corporation Law;

•	threaten, file or otherwise commence any complaint, litigation, claim, action, suit, or similar proceeding against the Company or its affiliates, directors, officer or employees;

•

make any public statement or statement reasonably likely to be made public regarding the Company or its affiliates, officers, directors, employees or businesses unless approved in writing in advance by the Company;

•

effect (i) any tender offer or exchange offer to acquire securities of the Company, any acquisition of any material assets or business of the Company or any of its subsidiaries, or any merger, acquisition, share exchange or other business combination involving the Company or any of its subsidiaries, or (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries or any material portion of its or their businesses; and

•

enter into any discussions, negotiations, agreements or understandings with any person with respect to the foregoing or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing

In addition, pursuant to the Agreement, the Icahn Group agreed to cause all Company securities owned by the Icahn Group or its affiliates as of the record date for the 2012 Annual Meeting, to be present for quorum purposes and to be voted, at the 2012 Annual Meeting or at any adjournments or postponements thereof, in accordance with the recommendation of the Board with respect to the election of Class I directors of the Board and for the ratification of the appointment of the Company’s independent public accounting firm.

The Agreement also provides that in the event that, (i) at any time from the date of the Agreement until the date of the 2013 Annual Meeting of Stockholders, the Icahn Group beneficially owns less than 5% of the total number of shares of Company common stock then outstanding or (ii) the Icahn Group delivers to the Secretary of the Company notice of any proposal (including director nominations) to be brought before the Company’s 2013 Annual Meeting of Stockholders, in either case, the Icahn Suggested Nominee shall immediately resign from the Board.

Pursuant to the Agreement, at the discretion of the Icahn Group, the parties may enter into a confidentiality agreement providing that the Icahn Suggested Nominee may share certain non-public information with the Icahn Group pursuant to certain terms and conditions.

A copy of the Agreement is filed as Exhibit 99.1 hereto, and the description above is not complete and is qualified in its entirety by the full text of the Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Director Appointment Agreement, dated as of June 8, 2012, by and among the Registrant and the Icahn Group (incorporated by reference to Exhibit 1 to Amendment No. 6, filed on June 11, 2012, to the Icahn Group’s
Schedule 13-D relating to the Common Stock of the Registrant)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: June 11, 2012	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Director Appointment Agreement, dated as of June 8, 2012, by and among the Registrant and the Icahn Group (incorporated by reference to Exhibit 1 to Amendment No. 6, filed on June 11, 2012, to the Icahn Group’s
Schedule 13-D relating to the Common Stock of the Registrant)